SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2007

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              REGULATION FD DISCLOSURE.

On October 10, 2007, Alcan Inc. ("Alcan") and Rio Tinto plc issued a press release announcing the executive management team of Rio Tinto Alcan which will become effective upon the completion of Rio Tinto's acquisition of Alcan.

Following the completion of the acquisition, the following senior officers of Alcan will resign: Michael Hanley, Executive Vice President and Chief Financial Officer, David McAusland, Executive Vice President, Corporate Development and Chief Legal Officer, and Michel Jacques, Senior Vice President, President and Chief Executive Officer, Alcan Primary Metal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: October 15, 2007